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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 30, 1995, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

    In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of February, 1996.

                                          __________/S/_JOSEPH AUERBACH_________
                                                     Joseph Auerbach

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                               POWER OF ATTORNEY

    The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 30, 1995, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

    In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 23rd day of February, 1996.

                                          _________/S/_W. GRANT GREGORY_________
                                                     W. Grant Gregory

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                               POWER OF ATTORNEY

    The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 30, 1995, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

    In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of February, 1996.

                                          __________/S/_JOSEPH INATOME__________
                                                      Joseph Inatome

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                               POWER OF ATTORNEY

    The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 30, 1995, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

    In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of February, 1996.

                                          ___________/S/_RICK INATOME___________
                                                       Rick Inatome

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                               POWER OF ATTORNEY

    The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 30, 1995, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

    In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of February, 1996.

                                          _________/S/_GARY SCHWENDIMAN_________
                                                     Gary Schwendiman

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                               POWER OF ATTORNEY

    The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 30, 1995, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

    In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of February, 1996.

                                          _________/S/_DURWARD B. VARNER________
                                                    Durward B. Varner